UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 24, 2020

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed, pursuant to the Exchange Agreement, entered into as of September 25, 2013 and effective as of October 1, 2013 by and among Premier, Inc. (the “Company”), Premier Healthcare Alliance, LP (f/k/a Premier Purchasing Partners, L.P.) (“Premier LP”) and its limited partners (the “Exchange Agreement”), commencing on October 31, 2014, and during each year thereafter, each limited partner will generally have the cumulative right to exchange, on a quarterly basis, a portion of its Premier LP Class B common units (“Class B Units”) for shares of the Company’s Class A common stock (“Class A Stock”), cash or a combination of both, the form of consideration to be at the discretion of the audit and compliance committee of the Company’s board of directors (the “Audit Committee”). For each Class B Unit that is exchanged pursuant to the Exchange Agreement, the limited partner will also surrender one corresponding share of the Company’s Class B common stock (“Class B Stock”), which will automatically be retired.

In connection with the April 30, 2020 quarterly exchange date, the Audit Committee determined to settle all exchanged Class B Units for shares of the Company’s Class A Stock.

On April 30, 2020, in connection with the twenty-third quarterly exchange date under the Exchange Agreement, 502,466 Class B Units were exchanged for a like number of shares of Class A Stock. In addition, 502,466 shares of the Company’s Class B Stock were retired and are no longer outstanding. No additional consideration was paid in connection with the exchange. The shares of Class A Stock were issued in reliance on the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended, on the basis that no public offering was made.

For additional information regarding the Exchange Agreement, see “Note 1—Organization and Basis of Presentation—Company Structure—Exchange Agreement” to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2019, filed with the Securities and Exchange Commission on August 23, 2019. A copy of the Exchange Agreement is filed as Exhibit 10.2 to the Company’s Form 8-K filed with the SEC on October 7, 2013.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

As previously disclosed, effective July 31, 2019, the Company no longer qualified for the “controlled company” exemption under the rules of the NASDAQ Stock Market, Inc. (“NASDAQ”). As a result, the Company must fully comply with all general NASDAQ rules regarding board and committee composition, including having a majority of independent directors on the Board of Directors (the “Board”), by July 31, 2020. The Company has already complied with the NASDAQ rules regarding Board committee composition.

On April 24, 2020, based on the recommendation of the Nominating and Governance Committee, the Board accepted the resignations of each of Eric J. Bieber, MD, William B. Downey and Philip A. Incarnati (the “Resigning Directors”), effective July 31, 2020. Each of the Resigning Directors was a member of the Finance Committee of the Board. The agreement by each of the Resigning Directors to resign is part of the Company’s plan for timely compliance with the NASDAQ rules and was not the result of any disagreement with the Board or Company’s management.

In consideration of the Resigning Directors’ agreement to resign at the request of the Board to facilitate compliance with the NASDAQ rules, the Board, based on the recommendation of the Compensation Committee of the Board, determined to accelerate the vesting of each of their unvested equity awards on a prorated basis to reflect their service through July 31, 2020. Accordingly, with respect to each Resigning Director, of the 4,038 restricted stock units granted on December 9, 2019, 2,611 will vest as of July 31, 2020 and the remainder will be forfeited.

Director Appointment

On April 24, 2020, the Board appointed Helen M. Boudreau to the Board, effective June 1, 2020. Ms. Boudreau will be an independent director.

Ms. Boudreau, age 54, is retired. She served as the Chief Operating Officer of the Bill and Melinda Gates Medical Research Institute, a nonprofit medical research organization, from June 2018 to June 2019. Previously, she served as the Chief Financial Officer at each of Proteostasis Therapeutics, Inc., a NASDAQ-listed biopharmaceutical company, from July 2017 to June 2018, and FORMA Therapeutics, Inc., a privately-held biotechnology company, from October 2014 to June 2017. Her prior experience includes executive positions with Novartis Corporation and Pfizer, Inc. and leadership roles with Pepsico/Yum! Brands, Inc., McKinsey & Company, Inc. and Bank of America Corporation. Ms. Boudreau served on the Board of Directors and as Chair of the Audit Committee and member of the Compensation Committee for Proteostasis Therapeutics, Inc. from 2016 to 2017. She also provides services on the Boards of Directors of two private healthcare-related companies. She obtained a bachelor’s degree from the University of Maryland and a Master of Business Administration from the University of Virginia Darden Graduate School of Business.

The Company believes that Ms. Boudreau’s qualifications to serve on the Company’s Board include her strong financial background and broad understanding of the healthcare ecosystem through her work across multiple different healthcare and biopharmaceutical companies. Ms. Boudreau will be a Class I director whose term will expire at the annual meeting of stockholders that is expected to be held in December 2020. Her service on the committees of the Board will be determined on or about the effective date of her appointment. The Board has determined that Ms. Boudreau satisfies the independence requirements under the rules of the Securities and Exchange Commission (“SEC”) and that she is independent and financially literate for purposes of the NASDAQ corporate governance listing standards.

In connection with her appointment to the Board, Ms. Boudreau is expected to receive the compensation for directors as set forth under the caption “Compensation of Directors—Fiscal 2020 Directors’ Compensation Policy (Effective July 1, 2019)” in the Company’s Definitive Proxy Statement for the 2019 Annual Meeting of Stockholders, dated and filed with the SEC on October 23, 2019, which description is incorporated herein by reference. Additionally, it is expected that the Company and Ms. Boudreau will enter into a standard form of Indemnification Agreement pursuant to which the Company agrees to provide for the indemnification of and the advancement of expenses to Ms. Boudreau and for the continued coverage of Ms. Boudreau under the Company’s directors’ and officers’ liability insurance policies. The form of this Indemnification Agreement is included as Exhibit 10.1, and the information contained therein is incorporated herein by reference.

There are no arrangements or understandings between Ms. Boudreau and any other person pursuant to which she was selected to serve as a director of the Company, nor is she a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K.

Decrease in Board Size

On October 24, 2019, as part of the Company’s plan to transition to a majority independent Board, the Board approved a temporary increase in the size of the Board from sixteen (16) directors to eighteen (18) directors. On April 24, 2020, the Board approved a decrease in the size of the Board from eighteen (18) directors to fifteen (15) directors, effective as of July 31, 2020.

NASDAQ Compliance

On July 31, 2020, after the resignation of the Resigning Directors, the Board will consist of fifteen (15) directors, comprised of eight (8) independent directors, six (6) member-directors and the Company’s Chief Executive Officer. Accordingly, the Company expects to be in compliance with all general NASDAQ rules regarding board and committee composition, including having a majority of independent directors on the Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1

Form of Indemnification Agreement (Incorporated by reference to Exhibit 10.29 to the Registration Statement, Amendment No. 1, to Form S-1 of Premier, Inc. filed on September 16, 2013 - Commission File No. 333-190828.)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
Name:	Susan D. DeVore
Title:	Chief Executive Officer

Date: April 30, 2020